Exhibit 10.4

                                     WARRANT
                 TO PURCHASE ORDINARY SHARES OF TNCI UK LIMITED


                          Void after February 12, 2007


     THIS IS TO CERTIFY THAT, in consideration of its services in connection with securing certain financing for TNCI UK Limited, a company incorporated under the laws of England and Wales (the "Company"), ONE HUNDRED DOLLARS ($100), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GLOBAL TECHNOLOGIES, LTD., a Delaware corporation, or registered assigns ("Holder"), is entitled to purchase from the Company at any time or from time to time prior to 5:00 p.m. (Eastern Standard Time), on February 12, 2007 (the "Expiration Time"), TWO MILLION SIXTY-NINE THOUSAND EIGHT HUNDRED AND FIFTY (2,069,850) ordinary shares of 0.01p each in the capital of the Company ("Ordinary Shares"), at an exercise price of $0.0758 per Ordinary Share (the "Exercise Price"), all subject to adjustment and upon the terms and conditions as hereinafter provided. To the extent not exercised previously, this Warrant will become void at the Expiration Time. Certain capitalized terms used in this Warrant are defined in ARTICLE 5.

                                   ARTICLE 1
                              EXERCISE OF WARRANTS

     1.01. METHOD OF EXERCISE.

          (a) This Warrant is exercisable in whole or in part at any time and from time to time prior to the Expiration Time. To exercise this Warrant, Holder shall deliver to the Company, at the registered office of the Company, (i) this Warrant, (ii) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify that the Warrant is being exercised, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, (iii) payment of the Exercise Price with respect to such shares, and (iv) any representation required hereby. Such payment may be made, at the option of Holder, by cash, certified or bank cashier's check or wire transfer.

          (b) Within three (3) days after receipt of the items referred to above, the Company shall execute and deliver or cause to be executed and delivered, in accordance with the Subscription Notice, a certificate or certificates representing the aggregate number of Ordinary Shares specified in the Subscription Notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, shall be in the amount of the number of

Ordinary Shares for which the Warrant is being exercised, and shall be issued in the name of Holder or such other name or names as shall be designated in the Subscription Notice.

          (c) If this Warrant shall have been exercised only in part, at the time of delivery of the share certificate or certificates, the Company shall deliver to Holder a new Warrant evidencing the rights to purchase the remaining Ordinary Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant or, at the election of the Company, an appropriate notation shall be made on this Warrant, which shall then be returned to Holder.

          (d) The Company shall pay all expenses, taxes (if any) and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of Holder in whose name this Warrant is registered, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by Holder at the time of delivering the Subscription Notice or promptly upon receipt of a written request of the Company for payment.

     1.02. SHARES TO BE FULLY PAID AND NON-ASSESSABLE. All Ordinary Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes). In addition, the Company hereby represents and warrants that at such time as the Company's Ordinary Shares become publicly tradable in the United Kingdom, any and all restrictions on transfer of Ordinary Shares contained in the Company's organization documents shall be of no further force or effect.

     1.03. NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required to issue fractions of Ordinary Shares upon exercise of this Warrant.

                                   ARTICLE 2
                       TRANSFER, EXCHANGE AND REPLACEMENT
                                   OF WARRANTS

     2.01. OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this ARTICLE 2.

     2.02. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANTS. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Ordinary Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

     2.03. TRANSFER OF WARRANT. The Company agrees to maintain, at its registered office, books for the registration of transfers of this Warrant. Transfer of this Warrant and all rights hereunder shall be registered on such books, upon surrender of this Warrant to the Company, together with a written assignment of this Warrant duly executed by Holder or a duly authorized agent or attorney, with signatures guaranteed by a bank or securities broker or dealer registered with Securities and Exchange Commission (unless Holder is the original holder of the Warrant or the Company waives the requirement), and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender of this Warrant to the Company, the Company shall execute and deliver a new
Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a transferee without having a new Warrant issued. The Company shall not be required to register any transfers if Holder fails to furnish to the Company, after a request therefor, evidence reasonably satisfactory to the Company that such transfer is in compliance with all applicable laws. Notwithstanding anything to the contrary contained in this Warrant, the Holder of this Warrant may not assign, charge or otherwise deal with this Warrant in any way without the prior written consent of the Company; provided, however, that the Holder may assign this Warrant in whole or in part to any of its employees without first obtaining the written consent of the Company.

     2.04  TRANSFER   RESTRICTION.   By  acceptance  of  this  Warrant,   Holder
acknowledges that Holder is acquiring for Holder's own account and not with a view to distribution or resale.

                                   ARTICLE 3
                     ANTIDILUTION PROVISIONS; CERTAIN EVENTS

     3.01. CERTAIN ADJUSTMENTS. If the Company (a) pays a dividend in Ordinary Shares or makes a distribution in Ordinary Shares, (b) subdivides its outstanding Ordinary Shares, (c) combines its outstanding Ordinary Shares into a smaller number of Ordinary Shares, (d) makes a distribution on its Ordinary Shares in shares of its capital stock other than Ordinary Shares or (e) issues by reclassification or reorganization other securities of the Company to all Holders of Ordinary Shares, the Board of Directors of the Company shall cause an adjustment to be made in the number of shares purchasable upon exercise of this Warrant and the Exercise Price so that the Holder of this Warrant shall be entitled to receive the kind and number of Ordinary Shares or other securities of the Company which the Holder would have owned or have been entitled to receive if this Warrant had been exercised in full immediately prior to any such event or any record date with respect thereto. An adjustment made pursuant to this SECTION 3.01 shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination, reclassification or reorganization, and prompt written notice thereof shall be given to the Holder.

     3.02. NEW WARRANTS. Notwithstanding anything herein to the contrary, if the Company issues a new Warrant in whole or partial replacement of this Warrant upon the transfer, combination, division or partial exercise of this Warrant, in replacement of a loss, theft, destruction or mutilation of this Warrant or for any other reason, the new Warrant, at the Company's option, may reflect any adjustments theretofore made pursuant to this ARTICLE 3.

     3.03. CONSOLIDATION, MERGER OR SALE OF ASSETS. In the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding Ordinary Shares of the class issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, this Warrant shall automatically become exercisable for the kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of Ordinary Shares that might have been received upon exercise or exchange of this Warrant immediately prior to such consolidation, merger, sale or conveyance. The Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the acquiring or succeeding person or entity assumes and agrees to the provisions of this SECTION 3.03, including without limitation by way of issuing a supplemental warrant. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this SECTION 3.03 shall similarly apply to successive consolidations, mergers, sales or conveyances. Notice of any the events described in this SECTION 3.03 shall be given to the Holder at the same time that notice thereof is first provided to the shareholders of the Company.

                                    ARTICLE 4
                                  MISCELLANEOUS

     4.01. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall, unless otherwise expressly required, be deemed to have been duly given, made and received only when delivered (personally, by courier service such as Federal Express, or by other messenger) or when deposited in the United Kingdom or United States mail, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth herein. In the case of the Company, such notices, requests, demands and other communications shall be addressed to:

         TNCI UK Limited
         The Mill
         Lodge Lane
         Derby, DE1 3HB
         England
         Attention:  Managing Director
         Facsimile No.: 011 44 1332 202173

In the case of Holder, such notices, requests, demands and communications shall be addressed to its address as shown on the books maintained by the Company, unless Holder shall notify the Company that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address (or telex number) specified by Holder. Any party may alter the address to which communications are to be sent by giving notice in conformity with the foregoing provision. In addition, notices shall be deemed to have been duly given, made and received when transmitted via facsimile to the Company to its designated facsimile machine number or to the intended recipient party at the facsimile machine number of such intended recipient party as shown above or in the Company's records, provided that a facsimile transmission confirmation generated by the facsimile machine from which the facsimile transmission originated can be produced.

     4.02. AMENDMENTS. The provisions of this Warrant may be amended, modified or waived only with the written consent of the Company and Holder.

     4.03. COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not, and shall benefit Holder and Holder's heirs, executors, personal representatives, successors and assigns.

     4.04. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle Holder to any rights as a shareholder of the Company either in law or in equity, unless and until Holder exercises the right to purchase Ordinary Shares as provided herein and subject to the provisions of SECTION 1.01 hereof.

     4.05. NO IMPAIRMENT. The Company shall not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Ordinary Shares upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     4.06 NUMBER OF DAYS. In computing the number of days for the purpose of this Warrant, all days shall be counted, including Saturdays, Sundays and statutory holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or statutory holiday, then such final day shall be deemed to be the next day which is not a Saturday, Sunday or such holiday.

     4.07 CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of England and Wales.

                                    ARTICLE 5
                                   DEFINITIONS

     The following terms, as used in this Warrant, have the following respective meanings:

          "Ordinary Shares" has the meaning set forth in the first paragraph of this Warrant, subject to adjustment pursuant to ARTICLE 3.

          "Company" has the meaning set forth in the first paragraph of this Warrant.

          "Exercise Price" has the meaning set forth in the first paragraph of this Warrant, subject to adjustment pursuant to ARTICLE 3.

          "Expiration Time" has the meaning set forth in the first paragraph of this Warrant.

          "Holder" has the meaning set forth in the first paragraph of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of February 12, 2002.



                                        TNCI UK Limited


                                        By: /s/ Stephen J. Ollier
                                            ------------------------------------
                                            Name:  Stephen J. Ollier
                                            Title: Managing Director

                               SUBSCRIPTION NOTICE

                  (To be executed for exercise of the Warrant)

To TNCI UK Limited:

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, __________* Ordinary Shares, as provided for therein, and tenders herewith payment of the full Exercise Price, paid in the form of:

                      [ ] cash
                      [ ] certified or bank officer's check
                      [ ] wire transfer

     Note: Specify form of payment by checking appropriate box.

* COMPLETE THIS NUMBER BASED UPON THE NUMBER OF SHARES STATED ON THE FACE OF THIS WARRANT BEFORE ANY ADJUSTMENTS PURSUANT TO ARTICLE 3. THE COMPANY WILL ADVISE HOLDER OR ASSIGNS ON REQUEST ABOUT ANY ADJUSTMENTS THAT HAVE BEEN MADE AND THE EQUIVALENT NUMBER OF SHARES OR OTHER SECURITIES THAT ARE ISSUABLE IN LIEU OF ONE ORDINARY SHARE OUTSTANDING AS OF THE DATE THE WARRANT WAS ORIGINALLY ISSUED, AS WELL AS ANY ADJUSTMENTS THAT HAVE BEEN MADE IN THE EXERCISE PRICE.

     Please issue a certificate or certificates for such Ordinary Shares in the following name(s) and denomination(s) (if no contrary instructions are stated, a single certificate will be issued in the name of Holder):

(NAME)                                       (NAME)
      ---------------------------------            -----------------------------
(ADDRESS)                                    (ADDRESS)
         ------------------------------               --------------------------

---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

Denominations:                               Denominations:
              -------------------------      -----------------------------------

     If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of Holder for the balance remaining of such shares less any fraction of a share paid in cash.

Dated: ______________ ____, ______

                                             -----------------------------------
                                             Note:  The above  signature  should
                                             correspond exactly with the name on
                                             the face of the attached Warrant or
                                             with  the  name  of  the   assignee
                                             appearing  in the  assignment  form
                                             below.

                                   ASSIGNMENT

                 (To be executed for assignment of the Warrant)

     For value received, the undersigned holder of the within Warrant hereby sells, assigns and transfers unto the assignee named below the attached Warrant, to the extent of __________ * Ordinary Shares, together with all rights, title and interest therein, and hereby irrevocably constitutes and appoints ____________________ as attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises. The address of the assignee is:

                    ---------------------------------------

                    ---------------------------------------

                    ---------------------------------------

* COMPLETE THIS NUMBER BASED UPON THE NUMBER OF SHARES STATED ON THE FACE OF THIS WARRANT BEFORE ANY ADJUSTMENTS PURSUANT TO ARTICLE 3. THE COMPANY WILL ADVISE HOLDER OR ASSIGNS ON REQUEST ABOUT ANY ADJUSTMENTS THAT HAVE BEEN MADE AND THE EQUIVALENT NUMBER OF SHARES OR OTHER PROPERTY THAT ARE ISSUABLE IN LIEU OF ONE ORDINARY SHARE OUTSTANDING AS OF THE DATE THIS WARRANT WAS ORIGINALLY ISSUED, AS WELL AS ANY ADJUSTMENTS THAT HAVE BEEN MADE IN THE EXERCISE PRICE. IF NO AMOUNT IS STATED, THE ENTIRE INTEREST IN THIS WARRANT WILL BE TRANSFERRED.


Dated: ___________ __, ____

                                             -----------------------------------
                                             Note:  The above  signature  should
                                             correspond exactly with the name on
                                             the face of the attached Warrant.



                                             -----------------------------------
                                             Signature Guaranteed